UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 18, 2013

GWG Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	None	26-2222607
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 South Sixth Street, Suite 1200, Minneapolis, MN	55402
(Address of principal executive offices)	(Zip Code)

(612) 746-1944
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On November 18, 2013, GWG Life Settlements, LLC, a Delaware limited liability company and subsidiary of GWG Holdings, Inc., a Delaware corporation, entered into an Amendment to Third Amended and Restated Note Issuance and Security Agreement with Lord Securities Corporation, a Delaware corporation and trustee of GWG LifeNotes Trust, a Minnesota trust.  The amendment was entered into for the purpose of amending and restating a representation and warranty of the borrower (GWG Life Settlements) contained in Section 9.1(i) of the agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GWG Holdings Inc.

Date: November 22, 2013	By:	/s/ Jon Sabes
Jon Sabes, Chief Executive Officer